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                                                                   Exhibit 10.21

                             FIRST AMENDMENT TO THE

                                 CREDITCARDS.COM

                                SERVICE AGREEMENT

         This First Amendment (the "Amendment") to the Creditcards.com Service Agreement between Creditcards.com, Inc. (currently known as "iPayment Technologies, Inc.") and Humboldt Bank dated August 1, 2000 (the "Agreement") is entered into as of this the 21st day of March, 2002.

                                    RECITALS

         WHEREAS, since the effective date of the Agreement, Creditcards.com, Inc. has changed its name to iPayment Technologies, Inc.; and

         WHEREAS, the parties entered into the Agreement in order to govern the relationship of the parties with respect to credit card settlement transactions and sponsorship; and

         WHEREAS, the parties wish to clarify the definition of "Customer," "Merchant," "Merchant Account," and "Merchant Agreement" (as defined in the Agreement); and

         WHEREAS, the parties wish that the remaining terms of the Agreement remain the same.

         NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Article I, the definition of "Customer" shall be amended in its entirety to read as follows:

                  "CUSTOMER" means an entity which is serviced or solicited by CCC (or any of CCC's agents or independent contractors who have entered into a tri-party agreement with CCC and Bank) to join the Merchant Program, thereby becoming a Merchant.

2. Article I, the definition of "Merchant" shall be amended in its entirety to read as follows:

                  "MERCHANT" means any Customer who enters into a Merchant Agreement with CCC and Bank, (or whose paperwork has been submitted to the Bank by iPayment through an agent or independent contractor of CCC who has entered into a tri-party agreement with CCC and Bank for the purpose of soliciting merchants for credit card processing) for the purpose of participating in the Merchant Program, or whose contract for Charge Card processing services with another Acquiring Member and CCC, or a predecessor in interest to CCC, has been assigned to Bank and/or CCC, as applicable, or whose Transactions are otherwise processed pursuant to this Agreement.

3. Article I, the definition of "Merchant Account" shall be amended in its entirety to read as follows:

                  "MERCHANT ACCOUNT" means the written contractual relationship between a Merchant, on the one hand, and Bank and/or CCC (including but not limited to, any of CCC's agents or independent contractors who have entered into a tri-party agreement with CCC and Bank for the purpose of soliciting merchants for credit card processing) on the other for the acquisition and processing of Transactions.

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4.       Article I, the definition of "Merchant Agreement" shall be amended in its entirety to read as follows:

                  "MERCHANT AGREEMENT" means the written contractual agreement between the Merchant and Bank and/or CCC (including but not limited to, any of CCC's agents or independent contractors who have entered into a tri-party agreement with CCC and Bank, for the purpose of soliciting merchants for credit card processing), pursuant to which CCC provides processing services and allows the Merchant to participate in the Merchant Program. The Merchant Agreement includes the Merchant Program description, and the Merchant Program Procedures. The initial forms of the Merchant Agreement is shown in Exhibit A (as between Merchant, Bank and CCC) and in Exhibit B (as between Merchant and Bank), which forms (with respect to prospective Merchant Agreements) is subject to change from time to time per agreement between CCC and Bank. Merchant Agreements include those between another Acquiring Member and a Merchant for which CCC has the right to provide Charge Card processing services and which have been assigned to Bank.

5. As hereby amended and supplemented, the Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the Effective Date above:

HUMBOLDT BANK                               By: /s/ illegible
                                                _______________________________

                                            Its: V.P.
                                                ______________________________

                                            Date:
                                                _____________________________



IPAYMENT TECHNOLOGIES, INC.                 By:  /s/ Robert Torino
                                                _______________________________

                                            Its: Executive Vice President
                                                ______________________________

                                            Date: _____________________________